UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2009

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Rose Tree Corporate Center II
1400 N. Providence Road, Suite 2000
Media, Pennsylvania 19063-2076
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 744-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of David J. Lyon as a Director

On January 27, 2009, David J. Lyon, a member of the Board of Directors (the “Board”) of Foamex International Inc. (the “Company”), resigned as a director of the Company and as member of the Compensation Committee.

Resignation of Seth Charnow as a Director

On January 27, 2009, Seth Charnow, a member of the Board of the Company, resigned as a director of the Company.

Appointment of Brandon Baer as a Director

On January 27, 2009, Brandon Baer was elected to the Board of the Company.

Mr. Baer, 37, is a senior vice president of D. E. Shaw & Co., L.P. and a member of the D. E. Shaw group’s credit-related opportunities unit, where he leads the deal structuring and execution team. Mr. Baer serves on the boards of directors of Brick Power Holdings, LLC, Oasis Legal Finance, LLC, Direct Group, Inc., and Warranty Finance, LLC. Prior to joining the D. E. Shaw group in 2002, Mr. Baer was an associate at Willkie Farr & Gallagher LLP, where he focused on venture capital and private equity projects. Mr. Baer received his J.D., cum laude, from Harvard University and his A.B., summa cum laude, from Princeton University.

Appointment of Sarah Johnson as a Director

On January 27, 2009, Sarah Johnson was elected to the Board of the Company.

Ms. Johnson, 32, is a vice president of D. E. Shaw & Co., L.P. and a member of the D. E. Shaw group’s credit-related opportunities unit. Ms. Johnson joined D. E. Shaw & Co., L.P. in 2006 as a member of the D. E. Shaw group’s credit group. Prior to joining the firm, from 2003 to 2006, Ms. Johnson was an associate in the restructuring and finance group of the law firm of Wachtell, Lipton, Rosen & Katz. Ms. Johnson began her career as an investment banking analyst at Salomon Smith Barney, Inc. Ms. Johnson graduated cum laude from Duke University with a B.A. in economics and received her J.D. from Columbia Law School.

Item 8.01 – Other Events.

On January 30, 2009, the Company issued a press release announcing the election of Brandon Baer and Sarah Johnson to the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated January 30, 2009.
99.2	Resignation Letter, dated January 27, 2009, issued by Mr. Lyon.
99.3	Resignation Letter, dated January 27, 2009, issued by Mr. Charnow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2009

FOAMEX INTERNATIONAL INC.

By:	/s/ John G. Johnson, Jr.
Name:	John G. Johnson, Jr.
Title:	President and Chief Executive Officer

EXHIBITS

99.1	Press release, dated January 30, 2009.
99.2	Resignation Letter, dated January 27, 2009, issued by Mr. Lyon.
99.3	Resignation Letter, dated January 27, 2009, issued by Mr. Charnow.